                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 14, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                           CALIFORNIA MICROWAVE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                  0-7428                   94-1668412
(STATE OR OTHER           (COMMISSION              (IRS EMPLOYER
JURISDICTION OF           FILE NUMBER)             IDENTIFICATION NO.)
INCORPORATION)


             555 TWIN DOLPHIN DRIVE, REDWOOD CITY, CALIFORNIA 94065
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE):  415/596-9000


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                 Item 5.  Other Events.
                          -------------

                 On January 14, 1997, California Microwave, Inc. (the "Company") issued the press release attached as Exhibit 99.1 hereto, announcing that it is rescheduling its fiscal 1997 second quarter results release pending a comprehensive business review and that substantial writedowns are expected in the fiscal 1997 second and third quarters.

                 Item 7.  Financial Statements and Exhibits.
                          ----------------------------------

         (c)     Exhibits

                 99.1 Press Release of California Microwave, Inc. dated January 14, 1997.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CALIFORNIA MICROWAVE, INC.
                                                   (Registrant)



                                           By:/s/ George L. Spillane
                                              ------------------------
                                           Name:   George L. Spillane
                                           Title:  Vice President and
                                                   Secretary


Dated:  January 15, 1997





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                                 EXHIBIT INDEX


         Exhibit No.              Description of Exhibit
         -----------              ----------------------
         99.1                     Press Release of California Microwave,
                                  Inc. dated January 14, 1997.





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